UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 26, 2009

Neose Technologies, Inc.

(Exact Name of Issuer as Specified in Charter)

Delaware	0-27718	13-3549286
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

102 Rock Road, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

(215) 315-9000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, Neose Technologies, Inc. (the “Company”) entered into a definitive agreement on September 17, 2008 with BioGeneriX AG (“BGX”) providing for the sale of a portion of its assets to BGX for $22,000,000 in cash (the “BGX Asset Sale”).  In addition, as previously disclosed, the Company entered into a definitive agreement on September 17, 2008 with Novo Nordisk A/S (“Novo”) providing for the sale of a portion of its assets to BGX for $21,000,000 in cash (the “Novo Asset Sale,” together with the BGX Asset Sale, the “Asset Sales”).  Each of the Asset Sales required the approval of the Company’s stockholders.  The required approvals were obtained at a special meeting of the Company’s stockholders held on January 26, 2009 (the “Special Meeting”).  The closing of each of the Asset Sales (the “Closing”) was completed on January 27, 2009 (the “Closing Date”).

The Closing was the initial step in a planned liquidation and dissolution of the Company (the “Liquidation”), which was also approved and adopted by the Company’s stockholders at the Special Meeting.  In connection with the Liquidation, the Company intends to file a certificate of dissolution with the Delaware Secretary of State on or about March 2, 2009.  The Company will close its stock transfer books and discontinue recording transfers of shares of its common stock at the close of business on the date the certificate of dissolution is filed.  Thereafter, certificates representing shares of the Company’s common stock will not be assignable or transferable on the Company’s books.  In order to curtail expenses, after filing the certificate of dissolution, the Company intends to terminate the registration of its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934.

In connection with the Closing and on the Closing Date, the Company and BGX entered into a License Agreement (the “License Agreement”).  Under the terms of the License Agreement, the Company licensed to BGX a portion of the intellectual property to be acquired by Novo in connection with the Novo Asset Sale.  At the closing of the Novo Asset Sale, the Company assigned its interest in the License Agreement to Novo.

In addition, in connection with the Closing and on the Closing Date, the Company and BGX entered into a Sublicense Agreement (the “Sublicense Agreement”).  Under the terms of the Sublicense Agreement, the Company sublicensed to BGX certain third party intellectual property license agreements to be assigned to Novo in connection with the Novo Asset Sale.  At the closing of the Novo Asset Sale, the Company assigned its interest in the Sublicense Agreement to Novo.

Prior to the Closing, the Company and BGX were a party to a number of agreements (the “BGX Collaboration Agreements”) entered into in connection with the Company’s collaboration with BGX to co-develop GlycoPEG-GCSF, a long-acting version of granulocyte stimulating factor (“G-CSF”)(collectively, the “BGX Collaboration”).

Additionally, prior to the Closing, the Company and Novo were a party to a number of agreements (the “Novo Collaboration Agreements”) entered into in connection with the Company’s collaboration with Novo to research, develop and commercialize products by applying the Company’s technology to long-acting recombinant human Factors VIIa, VIII and IX (the “Novo Collaboration”).

Item 1.02. Termination of a Material Definitive Agreement.

Pursuant to the terms of the Asset Purchase Agreement entered into in connection with the BGX Asset Sale, the BGX Collaboration and the BGX Collaboration Agreements terminated upon the completion of the Closing.  On the Closing Date, the Company had no material relationship with BGX other than in connection with the BGX Asset Sale and the BGX Collaboration.

In addition, pursuant to the terms of the Asset Purchase Agreement entered into in connection with the Novo Asset Sale, the Novo Collaboration and the Novo Collaboration Agreements terminated upon the completion of the Closing.  On the Closing Date, the Company had no material relationship with Novo other than in connection with the Novo Asset Sale and the Novo Collaboration.

The disclosure in Item 1.01 of this report is incorporated by reference into this Item 1.02.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As discussed above in Item 1.01, on January 27, 2009, the closing of each of the Asset Sales was completed.  The BGX Asset Sale involved the sale by the Company of certain intellectual property that related to the discovery, research, development, commercialization or other exploitation of any compound or product developed relating to G-CSF and to certain other peptides and proteins, the Company’s books, records, files and documents related to such assets and the Company’s inventory of materials related to the use of such assets for $22,000,000 in cash.  The Novo Asset Sale involved the sale by the Company of certain intellectual property that related to the discovery, research, development, commercialization or other exploitation of any compound or product developed for the use in the prevention or treatment of acquired or hereditary hemorrhagic disorders, the Company’s books, records, files and documents related to such assets and the Company’s inventory of reagents related to the use of such assets or manufactured by the Company in connection with the Novo Collaboration for $21,000,000 in cash.

The disclosure in Item 1.01 of this report is incorporated by reference into this Item 2.02.

A press release of the Company, dated January 27, 2009, issued in connection with the Closing is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the BGX Asset Sale, on January 26, 2009, the Company, BGX and George J. Vergis Ph.D., the Company’s President and Chief Executive Officer (“Dr. Vergis”), entered into an Assignment of Non-Compete (the “BGX Assignment”).

In addition, in connection with the Novo Asset Sale, on January 26, 2009, the Company, Novo and Dr. Vergis entered in into an Assignment of Non-Compete (the “Novo Assignment,” together with the BGX Assignment, the “Assignments”).

The Assignments transferred certain covenants by Dr. Vergis not to compete with the business of the Company pursuant to the Amended and Restated Employment Agreement, dated April 30,

2007 between Dr. Vergis and the Company (the “Non-Compete Obligations”) to BGX and Novo, as they relate to the respective Fields of Use set forth in the Asset Purchase Agreements entered into in connection with the BGX Asset Sale and the Novo Asset Sale.  The Assignments became effective upon the closing of the Asset Sales.

Complete copies of the Assignments are attached to this report as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

Forward-Looking Information Is Subject to Risk and Uncertainty

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ, including the risk that the Company will delay the filing of, or not file at all, the certificate of dissolution.  For a discussion of these risks and uncertainties, any of which could cause our actual results to differ from those contained in the forward-looking statements, see our proxy statement filed with the Securities and Exchange Commission (“SEC”) on December 17, 2008 and discussions of potential risks and uncertainties in our subsequent filings with the SEC.  Except as otherwise required under federal securities laws and the rules and regulations of the SEC, the Company does not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:  The Exhibit Index annexed hereto is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

NEOSE TECHNOLOGIES, INC.

Date: January 27, 2009	By:	/s/ A. Brian Davis
A. Brian Davis
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1*	Asset Purchase Agreement, dated September 17, 2008, between the Company and BGX (Annex A)
2.2*	Asset Purchase Agreement, dated September 17, 2008, between the Company and Novo (Annex B)
10.1	Assignment of Non-Compete, dated January 26, 2009, between Neose Technologies, Inc. and BioGeneriX AG
10.2	Assignment of Non-Compete, dated January 26, 2009, between Neose Technologies, Inc. and Novo Nordisk A/S
99.1	Press Release dated January 27, 2009

*Filed as an Annex to the Company’s Proxy Statement filed with the SEC on December 17, 2008 (Commission File No. 000-27718).